INDIVIDUAL POWER OF ATTORNEY

                REGISTRATION OF SHARES FOR ISSUANCE UNDER

                     EMPLOYEE STOCK PURCHASE PLAN


    	KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorney-in-fact and agents, for me on my behalf and in my name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued pursuant to its Employee Stock Purchase
Plan including, but not limited to, a registration statement on Form
S-8 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to said Plan, and any and all other documents requisite to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.

    	WITNESS my signature and seal on this 27th day of September, 1994.



                            	Fred L. Glaize, III

                         INDIVIDUAL POWER OF ATTORNEY

                   REGISTRATION OF SHARES FOR ISSUANCE UNDER

                         EMPLOYEE STOCK PURCHASE PLAN


    	KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorney-in-fact and agents, for me on my behalf and in my name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued pursuant to its Employee Stock Purchase
Plan including, but not limited to, a registration statement on Form
S-8 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to said Plan, and any and all other documents requisite to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.

    	WITNESS my signature and seal on this 27th day of September, 1994.



                               	Henry H. Harrell

                         INDIVIDUAL POWER OF ATTORNEY

                  REGISTRATION OF SHARES FOR ISSUANCE UNDER

                         EMPLOYEE STOCK PURCHASE PLAN


    	KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorney-in-fact and agents, for me on my behalf and in my name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued pursuant to its Employee Stock Purchase
Plan including, but not limited to, a registration statement on Form S-8 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to said Plan, and any and all other documents requisite to be filed with respect thereto with any regulatory authority, granting unto said attorneys, nd each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.

    	WITNESS my signature and seal on this 27th day of September, 1994.



                             	Alex J. Kay, Jr.

                        INDIVIDUAL POWER OF ATTORNEY

                 REGISTRATION OF SHARES FOR ISSUANCE UNDER

                        EMPLOYEE STOCK PURCHASE PLAN


    	KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M.
Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorney-in-fact and agents, for me on my behalf and in my name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued pursuant to its Employee Stock Purchase Plan including, but not limited to, a registration statement on Form S-8 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to said Plan, and any and all other documents requisite to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.

    	WITNESS my signature and seal on this 27th day of September, 1994.



                           	W. A. Rinehart, III

                        INDIVIDUAL POWER OF ATTORNEY

                  REGISTRATION OF SHARES FOR ISSUANCE UNDER

                       EMPLOYEE STOCK PURCHASE PLAN


    	KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorney-in-fact and agents, for me on my behalf and in my name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued pursuant to its Employee Stock Purchase
Plan including, but not limited to, a registration statement on Form S-8 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to said Plan, and any and all other documents requisite to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.

    	WITNESS my signature and seal on this 27th day of September, 1994.



                                	Hunter Faulconer

                         INDIVIDUAL POWER OF ATTORNEY

                   REGISTRATION OF SHARES FOR ISSUANCE UNDER

                         EMPLOYEE STOCK PURCHASE PLAN


    	KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorney-in-fact and agents, for me on my behalf and in my name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued pursuant to its Employee Stock Purchase Plan including, but not limited to, a registration statement on Form
S-8 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to said Plan, and any and all other documents requisite to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.

    	WITNESS my signature and seal on this 27th day of September, 1994.



                            	Alson H. Smith, Jr.

                        INDIVIDUAL POWER OF ATTORNEY

                   REGISTRATION OF SHARES FOR ISSUANCE UNDER

                        EMPLOYEE STOCK PURCHASE PLAN


    	KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorney-in-fact and agents, for me on my behalf and in my name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued pursuant to its Employee Stock Purchase
Plan including, but not limited to, a registration statement on Form S-8 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to said Plan, and any and all other documents requisite to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.

    	WITNESS my signature and seal on this 27th day of September, 1994.



                             	John T. Casteen, III

                          INDIVIDUAL POWER OF ATTORNEY

                   REGISTRATION OF SHARES FOR ISSUANCE UNDER

                          EMPLOYEE STOCK PURCHASE PLAN


    	KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M.
Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorney-in-fact and agents, for me on my behalf and in my name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued pursuant to its Employee Stock Purchase
Plan including, but not limited to, a registration statement on Form
S-8 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to said Plan, and any and all other documents requisite to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.

    	WITNESS my signature and seal on this 27th day of September, 1994.



                          	Lawrence S. Eagleburger

                         INDIVIDUAL POWER OF ATTORNEY

                   REGISTRATION OF SHARES FOR ISSUANCE UNDER

                         EMPLOYEE STOCK PURCHASE PLAN


     	KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorney-in-fact and agents, for me on my behalf and in my name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued pursuant to its Employee Stock Purchase
Plan including, but not limited to, a registration statement on Form
S-8 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to said Plan, and any and all other documents requisite to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.

    	WITNESS my signature and seal on this 27th day of September, 1994.



                                	Lee C. Tait

                        INDIVIDUAL POWER OF ATTORNEY

                  REGISTRATION OF SHARES FOR ISSUANCE UNDER

                        EMPLOYEE STOCK PURCHASE PLAN


    	KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M.
Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorney-in-fact and agents, for me on my behalf and in my name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued pursuant to its Employee Stock Purchase Plan including, but not limited to, a registration statement on Form S-8 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to said Plan, and any and all other documents requisite to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.

    	WITNESS my signature and seal on this 27th day of September, 1994.



                            	J. A. Kessler, Jr.

                        INDIVIDUAL POWER OF ATTORNEY

                  REGISTRATION OF SHARES FOR ISSUANCE UNDER

                        EMPLOYEE STOCK PURCHASE PLAN


    	KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorney-in-fact and agents, for me on my behalf and in my name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued pursuant to its Employee Stock Purchase
Plan including, but not limited to, a registration statement on Form
S-8 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to said Plan, and any and all other documents requisite to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.

    	WITNESS my signature and seal on this 27th day of September, 1994.



                         	Gilbert M. Rosenthal

                       INDIVIDUAL POWER OF ATTORNEY

                 REGISTRATION OF SHARES FOR ISSUANCE UNDER

                       EMPLOYEE STOCK PURCHASE PLAN


    	KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M.
Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorney-in-fact and agents, for me on my behalf and in my name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued pursuant to its Employee Stock Purchase
Plan including, but not limited to, a registration statement on Form
S-8 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to said Plan, and any and all other documents requisite to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.

    	WITNESS my signature and seal on this 27th day of September, 1994.



                           	H. A. Williamson, Jr.